UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 29, 2007
INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)
(781) 647-3900

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 29, 2007, Inverness Medical Innovations, Inc. issued a press release announcing that it has commenced a tender offer and consent solicitation with respect to any or all of its $150 million aggregate principal amount outstanding 8 3/4% Senior Subordinated Notes due 2012. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

99.1 Press Release, dated May 29, 2007, entitled “Inverness Medical Innovations Commences Cash Tender Offer And Consent Solicitation For 8.75% Senior Subordinated Notes”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: May 29, 2007	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel -- Corporate & Finance